Exhibit 99.1

WhiteHorse Finance, Inc. Announces First Quarter 2017 Earnings Results

NEW YORK, NY, May 5, 2017 – WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) (NASDAQ: WHF) today announced its financial results for the quarter ended March 31, 2017.

First Quarter 2017 Summary Highlights

•	New investments of $43.9 million
•	Net investment income of $6.5 million
•	First quarter net investment income of $0.356 per share
•	First quarter distribution of $0.355 per share

Stuart Aronson, WhiteHorse Finance’s Chief Executive Officer commented, “This was a solid quarter for WhiteHorse Finance, with strong net interest income and modest gains in our NAV. The leadership of our firm remains committed to conservative investing in senior secured assets with a goal of earning our dividend each year and protecting NAV. The pipeline for the second quarter is strong, with the majority of the pipeline comprised of sponsor deals with low leverage and expected double digit returns.”

Portfolio and Investment Activity

As of March 31, 2017, the fair value of WhiteHorse Finance’s investment portfolio was $431.7 million, compared with $411.7 million as of December 31, 2016. The portfolio at March 31, 2017 consisted of 39 positions across 30 companies with an average investment size of $11.1 million and a weighted average effective yield of 11.8%, remaining relatively flat as compared to last quarter. The majority of the portfolio was comprised of senior secured loans, and these loans were substantially all variable-rate investments (primarily indexed to LIBOR), which should continue to position the portfolio well for a potential rising interest rate environment.

During the three months ended March 31, 2017, WhiteHorse Finance made investments in four new portfolio companies totaling $43.9 million. Gross proceeds from sales and repayments totaled $30.2 million for the quarter. The Company continued to be highly selective with the deployment of capital into new investments.

Results of Operations

For the three months ended March 31, 2017, net investment income was approximately $6.5 million, compared with approximately $6.8 million for the same period in the prior year, representing a decrease of 4.4%. The decrease in net investment income was primarily attributable to an increase in interest expense resulting from higher interest rates and higher borrowing balances on the Company’s line of credit facility as compared to the same period in the prior year. Over the past 9 quarters, cumulative core net investment income, a non-GAAP financial measure, exceeded distributions to stockholders.(1)

For the three months ended March 31, 2017, WhiteHorse Finance reported realized and unrealized gains on investments of $3.1 million. This compares with realized and unrealized losses on investments of ($1.2) million for the three months ended March 31, 2016. The increase in realized and unrealized gains on investments was primarily attributable to fair value adjustments and the reversal of prior unrealized losses upon the full repayment on the Company’s investment in ProPetro Services, Inc.

WhiteHorse Finance reported a net increase in net assets of $9.6 million for the three months ended March 31, 2017, which compares with a net increase of $5.5 million for the three months ended March 31, 2016.

WhiteHorse Finance’s NAV was $252.5 million, or $13.80 per share, as of March 31, 2017, as compared with $249.4 million, or $13.63 per share, reported as of December 31, 2016.

Liquidity and Capital Resources

As of March 31, 2017, WhiteHorse Finance had cash and cash equivalents of $20.1 million, as compared with $28.9 million as of December 31, 2016, inclusive of restricted cash. As of March 31, 2017, the Company had $23.7 million of undrawn capacity under its revolving credit facility.

Distributions

On March 17, 2017, the Company declared a distribution of $0.355 per share for the quarter ended March 31, 2017, consistent for the eighteenth consecutive quarter since the Company’s IPO. The distribution was paid on April 3, 2017 to shareholders of record as of March 27, 2017.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company's periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its first quarter results at 10:00 am ET on Friday, May 5, 2017. To access the teleconference, please dial 706-758-9224 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference ID #99156801. Investors may also access the call on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through May 12, 2017. The teleconference replay can be accessed by dialing 404-537-3406 (domestic and international) and entering ID #99156801. A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held lower mid-cap companies across a broad range of industries. The Company's investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC, (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with $21 billion of capital under management(2) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

(1) Net investment income and core net investment income during the three months ended December 31, 2015 were $0.237 per share and $0.352 per share, respectively. Net investment income was equal to core net investment income for every other quarter since the Company’s initial public offering. Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding the net impact of costs associated with the refinancing of the Company’s revolving credit facility. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.

(2) Based on total capital commitments managed by H.I.G. Capital and affiliates.

 WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	March 31, 2017	December 31, 2016
	(Unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$412,815	$392,721
Non-controlled affiliate company investments	18,850	18,993
Total investments, at fair value (amortized cost $444,556 and $427,689, respectively)	431,665	411,714
Cash and cash equivalents	15,577	17,036
Restricted cash and cash equivalents	4,537	11,858
Receivables for unsettled transactions	104	881
Interest receivable	5,661	3,891
Prepaid expenses and other receivables	894	854
Total assets	$458,438	$446,234

Liabilities
Debt	$192,142	$182,338
Distributions payable	6,498	6,498
Management fees payable	5,561	5,476
Payables for investments purchased	—	995
Accounts payable and accrued expenses	1,223	1,058
Interest payable	494	480
Total liabilities	$205,918	$196,845

Commitments and contingencies (See Note 7)

Net assets
Common stock, 18,303,890 shares issued and outstanding, par value $0.001 per share and 100,000,000 authorized	18	18
Paid-in capital in excess of par	272,242	272,242
Accumulated overdistributed net investment income	(5,399)	(5,423)
Accumulated realized losses on investments	(819)	(842)
Accumulated unrealized depreciation on investments	(13,522)	(16,606)
Total net assets	$252,520	$249,389
Total liabilities and total net assets	$458,438	$446,234

Number of shares outstanding	18,303,890	18,303,890
Net asset value per share	$13.80	$13.63

WhiteHorse Finance, Inc.

Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per share data)

	Three months ended March 31,
	2017	2016
Investment income
From non-controlled/non-affiliate company investments
Interest income	$12,018	$12,020
Fee income	767	676
From non-controlled affiliate company investments
Dividend income	790	714
Total investment income	13,575	13,410

Expenses
Interest expense	2,444	1,916
Base management fees	2,262	2,252
Performance-based incentive fees	1,631	1,691
Administrative service fees	134	210
General and administrative expenses	582	579
Total expenses	7,053	6,648
Net investment income	6,522	6,762

Realized and unrealized gains (losses) on investments
Net realized gains
Non-controlled/non-affiliate company investments	23	—
Net realized gains	23	—
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	3,227	(230)
Non-controlled affiliate company investments	(143)	(1,000)
Net change in unrealized appreciation (depreciation)	3,084	(1,230)
Net realized and unrealized gains (losses) on investments	3,107	(1,230)
Net increase in net assets resulting from operations	$9,629	$5,532

Per Common Share Data
Basic and diluted earnings per common share	$0.53	$0.30
Dividends and distributions declared per common share	$0.36	$0.36
Basic and diluted weighted average common shares outstanding	18,303,890	18,303,890

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2017

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage of Net Assets
North America
Debt Investments
Advertising
Outcome Health
First Lien Secured Term Loan	L+ 6.50%	7.50%	12/22/21	$18,269	$16,534	$17,574	6.96%
	(1.00% Floor)
Fluent, LLC (f/k/a Fluent Acquisition II, LLC)
First Lien Secured Term Loan	L+ 11.50%	12.44%	12/08/20	26,613	26,225	26,214	10.38
	(0.50% Floor)	(1.00%PIK)
Intersection Acquisition, LLC
First Lien Secured Term Loan	L+ 12.00%	13.15%	09/15/20	15,144	15,039	14,625	5.79
	(1.00% Floor)	(2.00%PIK)
				60,026	57,798	58,413	23.13
Application Software
Intermedia Holdings, Inc.
Second Lien Secured Term Loan	L+ 9.50%	10.54%	02/03/25	18,000	17,646	17,643	6.99
	(1.00% Floor)
Auto Parts & Equipment
Crowne Group, LLC
First Lien Secured Term Loan	L+ 9.25%	10.30%	05/26/21	12,313	11,957	12,214	4.84
	(1.00% Floor)
Broadcasting
Multicultural Radio Broadcasting, Inc.
First Lien Secured Term Loan	L+ 10.50%	11.50%	06/27/19	14,850	14,850	14,776	5.85
	(1.00% Floor)
Consumer Finance
Golden Pear Funding III, LLC(5)
Second Lien Secured Term Loan	L+ 10.25%	11.28%	06/25/20	25,000	24,812	24,897	9.86
	(1.00% Floor)
Second Lien Secured Revolving Loan	L+ 10.25%	11.28%	06/25/20	5,000	4,963	4,979	1.97
	(1.00% Floor)
Oasis Legal Finance, LLC(5)
Second Lien Secured Term Loan	L+ 10.75%	11.75%	03/09/22	20,000	19,641	19,952	7.90
	(1.00% Floor)
Sigue Corporation(4)
Second Lien Secured Term Loan	L+ 11.00%	12.15%	12/27/18	25,000	24,827	24,400	9.66
	(1.00% Floor)
				75,000	74,243	74,228	29.39
Data Processing & Outsourced Services
FPT Operating Company, LLC/
TLabs Operating Company, LLC
First Lien Secured Term Loan	L+ 8.25%	9.25%	12/23/21	23,750	23,350	23,631	9.36
	(1.00% Floor)
Department Stores
Mills Fleet Farm Group, LLC
Second Lien Secured Term Loan	L+ 9.75%	10.75%	02/26/23	7,146	7,023	7,146	2.83
	(1.00% Floor)
Diversified Support Services
Climate Pros, Inc.
First Lien Secured Revolving Loan	L+ 9.00%	10.05%	02/27/19	952	175	175	0.07
	(1.00% Floor)
First Lien Secured Term Loan	L+ 9.00%	10.05%	02/28/22	4,000	3,921	3,926	1.55
	(1.00% Floor)
Sitel Worldwide Corporation
Second Lien Secured Term Loan	L+ 9.50%	10.56%	09/18/22	8,670	8,535	8,501	3.37
	(1.00% Floor)
				13,622	12,631	12,602	4.99

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) - (continued)

March 31, 2017

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage of Net Assets
Electronic Equipment & Instruments
AP Gaming I, LLC(4)
First Lien Secured Term Loan	L+ 8.25%	9.25%	12/20/20	$9,675	$9,519	$9,675	3.83%
	(1.00% Floor)
Food Retail
AG Kings Holdings, Inc.
First Lien Secured Term Loan	L+ 9.95%	10.95%	08/10/21	13,860	13,337	13,920	5.51
	(1.00% Floor)
Crews of California, Inc.
First Lien Secured Term Loan	L+ 11.00%	12.00%	11/20/19	17,367	17,191	17,259	6.83
	(1.00% Floor)	(1.00%PIK)
First Lien Secured Revolving Loan	L+ 11.00%	12.00%	11/20/19	5,081	5,011	5,049	2.00
	(1.00% Floor)	(1.00%PIK)
First Lien Secured Delayed Draw Term Loan	L+ 11.00%	12.00%	11/20/19	5,033	4,969	5,002	1.98
	(1.00% Floor)	(1.00%PIK)
				41,341	40,508	41,230	16.32
Health Care Facilities
Coastal Sober Living, LLC(4)
First Lien Secured Term Loan	L+ 12.75%	13.79%	06/30/19	22,837	22,642	23,065	9.13
	(1.00% Floor)
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan	L+ 9.00%	10.50%	01/31/18	14,400	14,352	12,643	5.01
	(1.50% Floor)
Second Lien Secured Term Loan	N/A	15.75%	07/31/18	1,000	988	588	0.23

				38,237	37,982	36,296	14.37
Internet Retail
Clarus Commerce, LLC
First Lien Secured Term Loan	L+ 10.52%	11.52%	03/17/21	6,000	5,905	5,927	2.35
	(1.00% Floor)
Internet Software & Services
StackPath, LLC & Highwinds Capital, Inc.
Second Lien Secured Term Loan	L+ 9.50%	10.85%	02/02/24	18,000	17,560	17,615	6.98
	(1.00% Floor)
IT Consulting & Other Services
AST-Applications Software Technology LLC
First Lien Secured Term Loan	L+ 7.83%	8.84%	01/10/23	4,900	4,787	4,508	1.79
	(1.00% Floor)
Office Services & Supplies
Katun Corporation
Second Lien Secured Term Loan	L+ 11.25%	12.25%	01/25/21	5,000	4,972	4,930	1.95
	(1.00% Floor)
Oil & Gas Exploration & Production
Caelus Energy Alaska O3, LLC
Second Lien Secured Term Loan	L+ 7.50%	8.75%	04/15/20	13,000	12,906	10,616	4.20
	(1.25% Floor)
Other Diversified Financial Services
The Pay-O-Matic Corp.
First Lien Secured Term Loan	L+ 11.00%	12.00%	04/02/18	10,809	10,732	10,776	4.27
	(1.00% Floor)
Research & Consulting Services
Project Time & Cost, LLC(4)
First Lien Secured Term Loan	L+ 12.00%	12.98%	10/09/20	9,805	9,667	9,555	3.78
	(0.50% Floor)

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) - (continued)

March 31, 2017

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage of Net Assets
Specialized Consumer Services
Pre-Paid Legal Services, Inc.(4)
Second Lien Secured Term Loan	L+ 9.00%	10.25%	07/01/20	$19,000	$18,885	$19,144	7.58%
	(1.25% Floor)
Trucking
Fox Rent A Car, Inc.
First Lien Secured Term Loan	L+ 12.00%	12.78%	09/29/17	7,425	7,380	7,351	2.91

Sunteck / TTS Holdings, LLC
Second Lien Secured Term Loan	L+ 9.00%	10.13%	06/15/22	3,500	3,442	3,447	1.37
	(1.00% Floor)
				10,925	10,822	10,798	4.28

Total Debt Investments				411,399	403,743	401,723	159.08

Equity Investments
Advertising
Cogint, Inc. (f/k/a IDI, Inc.) Warrants(4)	N/A	N/A	12/08/25	-	-	147	0.06

Food Retail
Crews of California, Inc. Warrants(4)	N/A	N/A	12/31/24	-	-	2,008	0.80
Nicholas & Associates, LLC Warrants(4)	N/A	N/A	12/31/24	-	-	336	0.13
Pinnacle Management Group, LLC Warrants(4)	N/A	N/A	12/31/24	-	-	719	0.28
RC3 Enterprises, LLC Warrants(4)	N/A	N/A	12/31/24	-	-	187	0.07
				-	-	3,250	1.28
Other Diversified Financial Services
Aretec Group, Inc. (4)(5)(6)	N/A	N/A	N/A	-	20,693	7,505	2.97

Specialized Finance
NMFC Senior Loan Program I LLC Units (4)(5)(6)	N/A	N/A	06/13/20	-	20,120	18,850	7.46

Trucking
Fox Rent A Car, Inc. Warrants(4)	N/A	N/A	N/A	-	-	190	0.08

Total Equity Investments				-	40,813	29,942	11.85

Total Investments				$411,399	$444,556	$431,665	170.93

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and provide collateral for the Company’s credit facility.

(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), which resets monthly, quarterly or semiannually.

(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.

(4)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.

(5)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represent 83% of total assets.

(6)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.

Contacts

WhiteHorse Finance, Inc.

Stuart Aronson, 212-506-0500

saronson@higwhitehorse.com

or

WhiteHorse Finance, Inc.

Edward J. Giordano, 305-379-2322

egiordano@higwhitehorse.com

or

Prosek Partners

Sean Silva, 212-279-3115

ssilva@prosek.com

Source: WhiteHorse Finance, Inc.